POWER OF ATTORNEY

I, the undersigned director of Connecticut General Life Insurance Company, hereby constitute and appoint Michael A. James and Walter E. Heindl, and each of them individually, my true and lawful attorney, with full power to them and to each of them to sign for me and in my name and in my capacity as director of Connecticut General Life Insurance Company, any and all Registration Statements on Form N-8B-2 or S-6 on behalf of the Company in the name of one of its Separate Accounts filed with the Securities and Exchange Commission under the Securities Act of 1933, and such other documentation as may be required to obtain the necessary approvals of products from the Separate Account, hereby ratifying and confirming my signature as it may be signed by my attorneys to said Registration Statement and documentation.

Witness my hand and common seal on this 20th day of April, 1999.

/s/    CAROL M. OLSEN

Carol M. Olsen

POWER OF ATTORNEY

I, the undersigned director of Connecticut General Life Insurance Company, hereby constitute and appoint Michael A. James and Walter E. Heindl, and each of them individually, my true and lawful attorney, with full power to them and to each of them to sign for me and in my name and in my capacity as director of Connecticut General Life Insurance Company, any and all Registration Statements on Form N-8B-2 or S-6 on behalf of the Company in the name of one of its Separate Accounts filed with the Securities and Exchange Commission under the Securities Act of 1933, and such other documentation as may be required to obtain the necessary approvals of products from the Separate Account, hereby ratifying and confirming my signature as it may be signed by my attorneys to said Registration Statement and documentation.

Witness my hand and common seal on this 20th day of April, 1999.

/s/    HAROLD W. ALBERT

Harold W. Albert

POWER OF ATTORNEY

I, the undersigned director of Connecticut General Life Insurance Company, hereby constitute and appoint Michael A. James and Walter E. Heindl, and each of them individually, my true and lawful attorney, with full power to them and to each of them to sign for me and in my name and in my capacity as director of Connecticut General Life Insurance Company, any and all Registration Statements on Form N-8B-2 or S-6 on behalf of the Company in the name of one of its Separate Accounts filed with the Securities and Exchange Commission under the Securities Act of 1933, and such other documentation as may be required to obtain the necessary approvals of products from the Separate Account, hereby ratifying and confirming my signature as it may be signed by my attorneys to said Registration Statement and documentation.

Witness my hand and common seal on this 20th day of April, 1999.

/s/    JOHN CANNON III

John Cannon, III

POWER OF ATTORNEY

I, the undersigned director of Connecticut General Life Insurance Company, hereby constitute and appoint Michael A. James and Walter E. Heindl, and each of them individually, my true and lawful attorney, with full power to them and to each of them to sign for me and in my name and in my capacity as director of Connecticut General Life Insurance Company, any and all Registration Statements on Form N-8B-2 or S-6 on behalf of the Company in the name of one of its Separate Accounts filed with the Securities and Exchange Commission under the Securities Act of 1933, and such other documentation as may be required to obtain the necessary approvals of products from the Separate Account, hereby ratifying and confirming my signature as it may be signed by my attorneys to said Registration Statement and documentation.

Witness my hand and common seal on this 20th day of April, 1999.

/s/    W. ALLEN SCHAFFER, M.D.

W. Allen Schaffer, M.D.